                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 23, 2000



                               OVERLAND DATA, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


            0-22071                                      95-3535285
    (Commission File Number)                 (IRS Employer Identification No.)


              8975 Balboa Avenue, San Diego, California 92123-1599 (Address of principal executive offices, including zip code)


                                 (858) 571-5555
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 23, 2000, Overland Data, Inc., a California corporation (the "Company"), purchased certain inventories, fixed assets, supplies, intellectual property, trademarks and Internet addresses (the "Acquisition") from Tecmar Technologies International, Inc. ("TTI"), relating to its wholly-owned subsidiary Tecmar Technologies, Inc. ("Tecmar"), pursuant to that certain Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation, TTI and its wholly-owned subsidiaries. The total consideration for the purchase amounted to approximately $3,410,000.

         A description of the Acquisition is set forth in the Company's news release, dated February 23, 2000, a copy of which is attached hereto as Exhibit
99.1 and incorporated by reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Audited financial statements of Tecmar Technologies, Inc. for the year ended May 31, 1997 are attached hereto as Exhibit 99.2.

         Audited financial statements of Tecmar Technologies
         International, Inc. for the year ended January 31, 1999 are attached hereto as Exhibit 99.3.

         Unaudited interim financial statements of Tecmar Technologies International, Inc. for the nine months ended October 31, 1999 and 1998 are attached hereto as Exhibit 99.4.

         The Acquisition reported by the Company in this Form 8-K relates to the business of TTI. Tecmar was acquired by TTI on January 30, 1998. Prior to its acquisition, Tecmar had a May 31 fiscal year end while TTI had a Janaury 31 fiscal year end. Subsequent to January 31, 1998, the results of Tecmar are included in the results of TTI. It is for these reasons that the requirements of this Item 7(a) relating to the filing of audited financial statements are met through inclusion of the financial statements of Tecmar for the year ended May 31, 1997 and the financial statements of TTI for the year ended January 31, 1999.


(b)      Pro Forma Financial Information.

         Attached hereto as Exhibit 99.5 is the required Pro Forma Financial Information of the Company consisting of an Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended June 30, 1999 and for the six months ended December 31, 1999, and Unaudited Pro Forma Condensed Consolidated Balance Sheet at December 31, 1999.

(c)      Exhibits.

         2.1* Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation, Tecmar Technologies International, Inc., Tecmar Technologies, Inc., and Ditto, Inc.

         99.1*    News Release dated February 23, 2000.

         99.2 Consolidated Audited Financial Statements of Tecmar Technologies Inc., for the year ended May 31, 1997.

         99.3     Consolidated Audited Financial Statements of
                  Tecmar Technologies International, Inc. for the year ended January 31, 1999.

         99.4 Unaudited Interim Financial Statements of Tecmar Technologies International, Inc. for the nine months ended October 31, 1999 and 1998.

         99.5     Pro Forma Financial Information.

*  Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: May 5, 2000                       Overland Data, Inc.

                                           By: /s/ VERNON A. LOFORTI
                                               ---------------------------------
                                               Vernon A. LoForti
                                               Vice President, Chief Financial
                                               Officer and Secretary

                                INDEX TO EXHIBITS

EXHIBIT NUMBER
--------------

2.1* , **         Asset Purchase Agreement, dated as of January 7, 2000, by and among Overland Data, Inc., Tecmar Acquisition Corporation,
                  Tecmar Technologies International, Inc., Tecmar Technologies,
                  Inc., and Ditto, Inc.

99.1 **           News Release dated February 23, 2000.

99.2 Consolidated Audited Financial Statements of Tecmar Technologies, Inc. for the year ended May 31, 1997.

99.3              Consolidated Audited Financial Statements of
                  Tecmar Technologies International, Inc. for the year ended January 31, 1999.

99.4 Unaudited Interim Financial Statements of Tecmar Technologies International, Inc. for the nine months ended October 31, 1999 and 1998.

99.5              Pro Forma Financial Information.

* The table of contents to the Asset Purchase Agreement lists the exhibits and schedules to the Asset Purchase Agreement. In accordance with Item 601(b)(2) of Regulation S-K, the exhibits and schedules to the Asset Purchase Agreement have been excluded; such exhibits and/or schedules will be furnished supplementally upon request by the Securities and Exchange Commission.

**  Exhibits previously filed.